Provisions - Summary of Breakdown of Provisions (Detail) - CLP ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Jul. 09, 2017
THIRD PARTY GUARANTEES, OTHER CONTINGENT ASSETS AND LIABILITIES, AND OTHER COMMITMENTS
Decommissioning or restoration, Non-current	$ 143,448,085	$ 79,493,801
Total, Non-current	143,448,085	79,493,801
Provision for legal proceedings, Current	2,320,885	3,884,018
Other provisions, Current	1,298,849	1,298,849
Total, Current	$ 3,619,734	$ 5,182,867	$ 42,535